EXHIBIT 10.1
EXECUTION COPY
AMENDMENT NO. 1 TO THE
CREDIT AGREEMENT

Dated as of January 20, 2006
          AMENDMENT NO. 1 TO THE CREDIT AGREEMENT among Del Monte Corporation, a Delaware corporation (the “Borrower”), Del Monte Foods Company, a Delaware corporation (“Holdings”), each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and Bank of America, N.A., as administrative agent (the “Administrative Agent”) for the Lenders.
          PRELIMINARY STATEMENTS:
          (1) The Borrower, Holdings, the Lenders, Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, Morgan Stanley Senior Funding, Inc., as Syndication Agent and JPMorgan Chase Bank, N.A., Harris Trust and Savings Bank and Suntrust Bank, as Co-Document Agents have entered into a Credit Agreement dated as of February 8, 2005 (the “Credit Agreement”). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.
          (2) The Borrower and the Required Lenders have agreed to amend the Credit Agreement as hereinafter set forth.
          SECTION 1. Amendments to Credit Agreement. The Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2, hereby amended as follows:
     (a) Section 1.01 is amended to add the following definitions in the appropriate alphabetical position:
     “Major Disposition” has the meaning specified in Section 2.05(b).
     “Approved Bank” has the meaning specified in the definition of “Cash Equivalents”.
     (b) Section 1.01 is further amended to substitute for the definition of “Cash Equivalents” set forth therein the following:
     “ “Cash Equivalents” means any of the following types of Investments, to the extent owned by the Borrower or any of its Subsidiaries: (a) obligations issued or directly and fully guaranteed or insured by the United States of America or any agency or instrumentality thereof having maturities of not more than three years from the date of acquisition thereof; provided that the full faith and credit of the United States of America is pledged in support thereof; (b) deposits, time deposits, eurodollar time deposits or overnight bank deposits with, or certificates of deposit or bankers’ acceptances of, any commercial bank that (i) (A) is a Lender or an

Affiliate of a Lender or (B) is organized under the laws of the United States of America, any state thereof or the District of Columbia or is the principal banking subsidiary of a bank holding company organized under the laws of the United States of America, any state thereof or the District of Columbia, and is a member of the Federal Reserve System, or under the laws of a foreign country (or political subdivision thereof) in which a Subsidiary making such deposits operates its business and (ii) (A) has combined capital and surplus of at least $250,000,000, (B) whose senior unsecured debt is rated at least A-1 by S&P and at least P-1 by Moody’s; or (C) has a short-term commercial paper rating (at the time of acquisition of such security) by S&P of at least “A-1” or the equivalent thereof (each commercial bank referred to in this clause (b), being an “Approved Bank”); (c) deposits, time deposits, eurodollar time deposits or overnight bank deposits with, or certificates of deposit or bankers’ acceptances of any commercial bank that is organized under the laws of a foreign country but is not an Approved Bank to the extent deposits with such foreign bank do not exceed $1,000,000 outstanding at any time and the aggregate amount of all deposits made pursuant to this clause (c) does not exceed $5,000,000 outstanding at any time; (d) commercial paper and variable or fixed rate notes issued by any Approved Bank or by the parent company of any Approved Bank, (e) commercial paper and variable rate notes issued by, or guaranteed by, any industrial or financial company with a short-term commercial paper rating (at the time of acquisition of such security) of at least “A-1” or the equivalent thereof by S&P or at least “P-1” or the equivalent thereof by Moody’s, or issued by, or guaranteed by any industrial company with a long-term unsecured debt rating (at the time of acquisition of such security) of at least “AA” or the equivalent thereof by S&P or at least “Aa” or the equivalent thereof by Moody’s and in each case maturing within one year after the date of acquisition; (f) commercial paper in an aggregate amount of no more than $2,000,000 per issuer and not more than $10,000,000 in the aggregate outstanding at any time issued by any Person organized under the laws of any state of the United States of America and rated at least “Prime-2” (or the then equivalent grade) by Moody’s or at least “A-2” (or the then equivalent grade) by S&P, or carrying an equivalent rating by a nationally recognized rating agency if both of the two named rating agencies cease publishing ratings of commercial paper issuers generally, in each case with maturities of not more than 180 days from the date of acquisition thereof; (g) repurchase obligations of any Approved Bank, having a term of not more than 30 days, with respect to securities issued or fully guaranteed or insured by the United States government; (h) repurchase agreements with any Lender or any primary dealer maturing within one year from the date of acquisition that are fully collateralized by investment instruments that would otherwise be Cash Equivalents; provided that the terms of such repurchase agreements comply with the guidelines set forth in the “Federal Financial Institutions Examination Council Supervisory Policy — Repurchase Agreements of Depository Institutions With Securities Dealers and Others, as adopted by the Comptroller of the Currency on October 31, 1985”; (h) securities with maturities of one year or less from the date of acquisition issued or fully guaranteed by any state, commonwealth or territory of the United States, by any political subdivision or taxing authority of any such state, commonwealth or territory or by any foreign government, the securities of which state, commonwealth, territory , political subdivision, taxing authority or foreign government (as the case may be) are rated at least A by S&P or A by Moody’s; (i) securities with maturities of one year or less from the date of acquisition backed by standby letters of credit issued by any Approved Bank; (j) obligations of other Persons with maturities of two years or less from the date of acquisition, rated at least AA by S&P and Aa2 by Moody’s; and (k) shares of money market mutual or similar funds which invest at least 95% of their assets in securities or other investments satisfying the requirements of clauses (a) through (j) of this definition.”
     (c) Section 2.03(i) is amended by substituting for the phrase “first Business Day after the end of each January, April, July and October” where it appears therein the phrase “last Business Day of each January, April, July and October”.
     (d) Clause (b)(i) of Section 2.05 is amended to read in full as follows:
(i) If Holdings or any of its Subsidiaries Disposes of any property or assets (other than any Disposition of any property or assets permitted by Sections 7.05(a) through (i) and (l) and (m)) which in the aggregate results in the realization by Holdings or such Subsidiary of Net Cash Proceeds (determined as of the date of consummation of such Disposition, whether or not such Net Cash Proceeds are then received by Holdings or such Subsidiary, but with the amount of any such Net Cash Proceeds attributable to any time period after the consummation of such Disposition to be determined by an estimate made in good faith by a Responsible Officer), in excess of the lesser of $15,000,000 and 10% of Consolidated Net Tangible Assets (as defined in the New Subordinated Notes Indenture), determined as of the last day of the most recent fiscal quarter for which a consolidated balance sheet of Holdings and its Subsidiaries has been prepared, in any fiscal year, then:
(A) with respect to any such Disposition that is consummated on or prior to July 30, 2006 and results in the realization by Holdings or such Subsidiary of Net Cash Proceeds (determined as of the date of consummation of such Disposition, whether or not such Net Cash Proceeds are then received by Holdings or such Subsidiary, but with the amount of any such Net Cash Proceeds attributable to any time period after the consummation of such Disposition with respect to such Disposition to be determined by an estimate made in good faith by a Responsible Officer) in excess of $50,000,000 (such Disposition as described in this Section 2.05(b)(i)(A), a “Major Disposition”), the Borrower shall prepay substantially contemporaneously with the consummation of such Major Disposition pursuant to this Section 2.05(b)(i)(A) an aggregate principal amount of Loans equal to 20% of the Net Cash Proceeds received by Holdings or its Subsidiaries upon the consummation of such Major Disposition; provided that (x) any Net Cash Proceeds remaining after the prepayments required to be made pursuant to the foregoing may be used at the discretion of Holdings or the applicable Subsidiary for general corporate purposes not in contravention of any Law or Loan Document (including, without limitation, the making of any Restricted Payment not in contravention of Section 7.06 hereof) and (y) in the case of any Major Disposition permitted by Section 7.05(k), (I) any such prepayment only shall be required to be made within 180 days of the date of the Disposition, and (II) the amount required to be prepaid pursuant to this Section 2.05(b)(i)(A) with respect to such Disposition permitted by Section 7.05(k) shall be 50% of the first $200,000,000 of Net Cash Proceeds therefrom and 100% of all Net Cash Proceeds in excess of $200,000,000 received therefrom;
(B) with respect to any such Disposition that does not qualify as a Major Disposition, the Borrower shall prepay, within 180 days of the date of such Disposition, an aggregate principal amount of Loans equal to 100% of all Net Cash Proceeds received therefrom on or prior to such date (or, in the case of a Disposition permitted by Section 7.05(k), 50% of the first $200,000,000 of Net Cash Proceeds therefrom and 100% of all Net Cash Proceeds in excess of $200,000,000 received therefrom); provided, however, that, with respect to any Net Cash Proceeds realized under a Disposition described in this Section 2.05(b)(i)(B) (other than Dispositions pursuant to Section 7.05(k)), at the option of the Borrower, and as an alternative to the prepayment requirement set forth in this Section 2.05(b)(i)(B), Holdings or such Subsidiary may reinvest all or any portion of such Net Cash Proceeds in fixed or capital assets to be used in the business of the Borrower and its Subsidiaries so long as such Net Cash Proceeds are used or committed to be so used within 12 months after the Disposition giving rise to the obligations under this Section 2.05(b)(i)(B);
     (e) Clause (j)(ii) of Section 7.05 is amended in full to read as follows:
“(ii)(A) during the time period beginning October 31, 2005 to and including July 30, 2006, the EBITDA for the Measurement Period immediately preceding the consummation of such Disposition attributable to any property Disposed of in reliance on this Section 7.05(j) shall not exceed, with respect to one or more Dispositions made during such time period in reliance on this Section 7.05(j), 15% of EBITDA of Holdings for the Measurement Period ending on May 1, 2005 (with the EBITDA for each such Disposition being determined by the EBITDA attributable to the applicable property for the Measurement Period immediately preceding the consummation of such Disposition) and (B) from and after July 31, 2006, the aggregate fair market value of all property Disposed of on or after such date in reliance on this Section 7.05(j) shall not exceed $100,000,000; provided, that for purposes of this clause (B), the determination of the fair market value of property Disposed of with respect to any Disposition shall be as determined in good faith by a Responsible Officer as of the date of execution of a definitive agreement for such Disposition (whether or not such Disposition is subject to the satisfaction of any conditions), or, if no such agreement is executed with respect to such Disposition, the date of consummation thereof; and”.
     (f) Clause (e) of Section 7.06 is amended in full to read as follows:

“so long as no Default or Event of Default has occurred and is continuing or would result therefrom, the Borrower may pay dividends to Holdings in an aggregate amount not to exceed (i) prior to October 31, 2005, in an aggregate amount not to exceed the sum of (A) $125,000,000 plus (B) 50% of Consolidated Net Income of Holdings determined on a cumulative basis from the beginning of fiscal year 2005 and (ii) on and after October 31, 2005, in an aggregate amount not to exceed the sum of (A) $195,000,000 plus (B) 50% of Consolidated Net Income of Holdings determined on a cumulative basis from October 31, 2005 plus (C) at such time as no more than $25,000,000 in principal amount of Existing Subordinated Notes remains outstanding, $110,000,000; provided that notwithstanding the foregoing, no dividend payment shall be permitted hereunder if the making of such dividend payment would at the time of such payment violate Section 4.10 of the Existing Subordinated Note Indenture or Section 4.10 of the New Subordinated Note Indenture:”.
     (g) Clause (g) of Section 7.06 is amended to substitute the words “Section 7.02(m)” for the existing language “Section 7.02(n)” in the fourth line thereof.
     (h) Section 7.10(a) is amended in full to read as follows:
“(a) Total Debt Ratio. Permit the Total Debt Ratio for any Measurement Period set forth below to be greater than the ratio set forth below opposite such period:

Four Fiscal Quarters Ending	Maximum Total Debt Ratio

Closing Date through January 28, 2007	3.75:1.00

April 29, 2007 through February 1, 2009	3.50:1.00

May 3, 2009 and each fiscal quarter thereafter	3.25:1.00 ”.

          SECTION 2. Conditions of Effectiveness. This Amendment shall become effective as of the date first above written when, and only when, the Administrative Agent shall have received counterparts of this Amendment executed by the Borrower and the Required Lenders or, as to any of the Lenders, advice satisfactory to the Administrative Agent that such Lender has executed this Amendment and the consent attached hereto executed by each Guarantor. This Amendment is subject to the provisions of Section 11.01 of the Credit Agreement.
          SECTION 3. Reference to and Effect on the Credit Agreement and the Loan Documents. (a) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.
          (b) The Credit Agreement, the Notes and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case as amended by this Amendment.
          (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.
          SECTION 4. Costs and Expenses The Borrower agrees to pay on demand all costs and expenses of the Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent) in accordance with the terms of Section 11.04 of the Credit Agreement.
          SECTION 5. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.
          SECTION 6. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.
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          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

DEL MONTE CORPORATION

By	/s/ Thomas E. Gibbons

Name: Thomas E. Gibbons
Title: Senior Vice President and Treasurer

DEL MONTE FOODS COMPANY

By	/s/ Thomas E. Gibbons

Name: Thomas E. Gibbons
Title: Senior Vice President and Treasurer

Bank of America, N.A., as Administrative Agent and
as Lender

By:	/s/ William F. Sweeney

Name: William F. Sweeney
Title: Senior Vice President

PPM America, Inc., as Attorney-in-fact, on behalf of
Jackson National Life Insurance Company

By:	/s/ Chris Kappas

Name: Chris Kappas
Title: Managing Director

PPM America, Inc., as Collateral Manager, on behalf
of Tuscany CDO, Limited

By:	/s/ Chris Kappas

Name: Chris Kappas
Title: Managing Director

ING Capital LLC, as Lender

By:	/s/ Marcy S. Lyons

Name: Marcy S. Lyons
Title: Director

CoBank, ACB, as Lender

By:	/s/ Lori L. O’Flaherty

Name: Lori L. O’Flaherty
Title: Senior Vice President

Union Bank of California, N.A., as Lender

By:	/s/ David Jackson

Name: David Jackson
Title: Vice President

The Bank of New York, as Lender

By:	/s/ Elizabeth T. Ying

Name: Elizabeth T. Ying
Title: Vice President

Babson Capital Management LLC, as Collateral
Manager, on behalf of Massachusetts Mutual Life
Insurance Company, as Lender

By:	/s/ David P. Wells

Name: David P. Wells, CFA
Title: Managing Director
Del Monte Amendment No.1

Babson Capital Management LLC, as Collateral
Manager, on behalf of Babson CLO Ltd. 2004-II,
as Lender

By:	/s/ David P. Wells

Name: David P. Wells, CFA
Title: Managing Director

BNP Paribas, as Lender

By:	/s/ Katherine Wolfe

Name: Katherine Wolfe
Title: Director

By:	/s/ Jamie Dillon

Name: Jamie Dillon
Title: Managing Director

INVESCO Senior Secured Management, Inc., as
Asset Manager, on behalf of Avalon Capital Ltd. 3,
as Lender

By:	/s/ Joseph Rotondo

Name: Joseph Rotondo
Title: Authorized Signatory

INVESCO Senior Secured Management, Inc., as
Investment Advisor, on behalf of Charter View
Portfolio, as Lender

By:	/s/ Joseph Rotondo

Name: Joseph Rotondo
Title: Authorized Signatory
Del Monte Amendment No.1

INVESCO Senior Secured Management, Inc., as
Investment Adviser, on behalf of Diversified Credit
Portfolio, Ltd., as Lender

By:	/s/ Joseph Rotondo

Name: Joseph Rotondo
Title: Authorized Signatory

INVESCO Senior Secured Management, Inc., as
Sub-Adviser, on behalf of AIM Floating Rate Fund,
as Lender

By:	/s/ Joseph Rotondo

Name: Joseph Rotondo
Title: Authorized Signatory

INVESCO Senior Secured Management, Inc., as
Asset Manager, on behalf of Saratoga CLO I,
Limited, as Lender

By:	/s/ Joseph Rotondo

Name: Joseph Rotondo
Title: Authorized Signatory

Boston Management and Research, as Investment
Advisor, on behalf of Senior Debt Portfolio, as
Lender

By:	/s/ Michael B. Botthof

Name: Michael B. Botthof
Title: Vice President
Del Monte Amendment No.1

Eaton Vance Management, as Investment Advisor,
on behalf of Eaton Vance Senior Income Trust, as
Lender

By:	/s/ Michael B. Botthof

Name: Michael B. Botthof
Title: Vice President

Eaton Vance Management, as Investment Advisor,
on behalf of Eaton Vance Institutional Senior Loan
Fund, as Lender

By:	/s/ Michael B. Botthof

Name: Michael B. Botthof
Title: Vice President

Eaton Vance Management, as Investment Advisor,
on behalf of Eaton Vance CDO III, Ltd., as Lender

By:	/s/ Michael B. Botthof

Name: Michael B. Botthof
Title: Vice President

Eaton Vance Management, as Investment Advisor,
on behalf of Costantinus Eaton Vance CDO V, Ltd.,
as Lender

By:	/s/ Michael B. Botthof

Name: Michael B. Botthof
Title: Vice President
Del Monte Amendment No.1

Eaton Vance Management, as Investment Advisor,
on behalf of Eaton Vance CDO VI, Ltd., as Lender

By: /s/ Michael B. Botthof

Name: Michael B. Botthof
Title: Vice President

Boston Management and Research, as Investment
Advisor, on behalf of Grayson & Co., as Lender

By:	/s/ Michael B. Botthof

Name: Michael B. Botthof
Title: Vice President

Eaton Vance Management, as Attorney-in-fact,
through State Street Bank and Trust Company N.A.
as Fiduciary Custodian, on behalf of The
Norinchukin Bank, New York Branch, as Lender

By:	/s/ Michael B. Botthof

Name: Michael B. Botthof
Title: Vice President

Eaton Vance Management, as Investment Adviser,
on behalf of Eaton Vance Limited Duration Income
Fund, as Lender

By:	/s/ Michael B. Botthof

Name: Michael B. Botthof
Title: Vice President

Eaton Vance Management, as Investment Adviser,
on behalf of Tolli & Co., as Lender

By:	/s/ Michael B. Botthof

Name: Michael B. Botthof
Title: Vice President
Del Monte Amendment No.1

Eaton Vance Management, as Investment Adviser,
on behalf of Eaton Vance Senior Floating-Rate
Trust, as Lender

By:	/s/ Michael B. Botthof

Name: Michael B. Botthof
Title: Vice President

Eaton Vance Management, as Investment Adviser,
on behalf of Eaton Vance Floating-Rate Income
Trust, as Lender

By:	/s/ Michael B. Botthof

Name: Michael B. Botthof
Title: Vice President

National City Bank, as Lender

By:	/s/ Kenneth M. Blackwell

Name: Kenneth M. Blackwell
Title: Vice President

Wells Fargo Bank, N.A., as Lender

By:	/s/ Margarita Chichioco

Name: Margarita Chichioco
Title: Vice President

UBS AG, Stamford Branch, as Lender

By:	/s/ Irja R. Otsa

Name: Irja R. Otsa
Title: Associate Director, Banking Products Services, US

By:	/s/ Louis Pistecchia

Name: Louis Pistecchia
Title: Director, Banking Products Services, US
Del Monte Amendment No.1

Harris N.A., as successor by merger to Harris Trust
and Savings Bank, as Lender

By:	/s/ Nancy Miller

Name: Nancy Miller
Title: Vice President

Bayerische Landesbank, New York Branch, as Lender

By:	/s/ Edward Cripps

Name: Edward Cripps
Title: Vice President

By:	/s/ Stuart Schulman

Name: Stuart Schulman
Title: Senior Vice President

Commerzbank AG, New York and Grand Cayman
Branches, as Lender

By:	/s/ Karla Wirth

Name: Karla Wirth
Title: AVP

By:	/s/ Yangling J. Si

Name: Yangling J. Si
Title: AVP

Wachovia Bank, National Association, as Lender

By:	/s/ Beth Rue

Name: Beth Rue
Title: Assistant Vice President
Del Monte Amendment No.1

1st Farm Credit Services, PCA, as Lender

By:	/s/ Dale A. Richardson

Name: Dale A. Richardson
Title: VP, Capital Markets Group

People’s Bank, as Lender

By:	/s/ George F. Paik

Name: George F. Paik
Title: Vice President

Farm Credit West, PCA, as Lender

By:	/s/ Ben Madonna

Name: Ben Madonna
Title: Asst. Vice President

JPMorgan Chase Bank, N.A., as Lender

By:	/s/ William P. Rindfuss

Name: William P. Rindfuss
Title: Vice President

HSBC Bank USA, National Association, as Lender

By:	/s/ Robert P. Reynolds

Name: Robert P. Reynolds
Title: VP & Sr. Relationship Manager
Del Monte Amendment No.1

Farm Credit Services of Minnesota Valley, PCA,
d/b/a FCS Commercial Finance Group, as Lender

By:	/s/ Lisa Caswell

Name: Lisa Caswell
Title: Commercial Loan Officer

SunTrust Bank, as Lender

By:	/s/ Samuel M. Jannetta

Name: Samuel M. Jannetta
Title: Vice President

Morgan Stanley Senior Funding, Inc., as Lender

By:	/s/ Lisa Malone

Name: Lisa Malone
Title: Vice President

Firstrust Bank, as Lender

By:	/s/ Kent D. Nelson

Name: Kent D. Nelson
Title: Senior Vice President
Del Monte Amendment No.1

RZB Finance LLC, as Lender

By:	/s/ John A. Valiska

Name: John A. Valiska
Title: First Vice President

By:	/s/ Astrid Wilke

Name: Astrid Wilke
Title: Vice President

Farm Credit Services of Mid-America, PCA, as Lender

By:	/s/ Ralph M. Bowman

Name: Ralph M. Bowman
Title: Vice President

Farm Credit Services of Missouri, PCA, as Lender

By:	/s/ Sean Unterreines

Name: Sean Unterreines
Title: Capital Markets Officer

Sovereign Bank, as Lender

By:	/s/ Elisabet C. Hayes

Name: Elisabet C. Hayes
Title: Vice President

Bank of Hawaii, as Lender

By:	/s/ James Karnowski

Name: James Karnowski
Title: Vice President
Del Monte Amendment No.1

Northwest Farm Credit Services, PCA, as Lender

By:	/s/ Casey Kinzer

Name: Casey Kinzer
Title: Senior Credit Officer

Comerica West Inc., as Lender

By:	/s/ Don R. Carruth

Name: Don R. Carruth
Title: Corporate Banking Officer

American AgCredit, PCA, as Lender

By:	/s/ Gary Van Schuyver

Name: Gary Van Schuyver
Title: Vice President

Branch Banking and Trust Company, as Lender

By:	/s/ Roberts A. Bass

Name: Roberts A. Bass
Title: Senior Vice President

PNC Bank, National Association, as Lender

By:	/s/ Luke McElhinny

Name: Luke McElhinny
Title: Vice President
Del Monte Amendment No.1

Farm Credit Bank of Texas, as Lender

By:	/s/ Luis Requejo

Name: Luis Requejo
Title: Vice President

Oak Brook Bank, as Lender

By:	/s/ Henry Wessel

Name: Henry Wessel
Title: VP

GreenStone Farm Credit Services, ACA/FLCA, as Lender

By:	/s/ Ben Mahlich

Name: Ben Mahlich
Title: AVP-Lending Officer

Mizuho Corporate Bank, Ltd., as Lender

By:	/s/ Robert Gallagher

Name: Robert Gallagher
Title: Senior Vice President

AgFirst Farm Credit Bank, as Lender

By:	/s/ Felicia Morant

Name: Felicia Morant
Title: Vice President
Del Monte Amendment No.1

Protective Life Insurance Company, as Lender

By:	/s/ Lance P. Black

Name: Lance P. Black
Title: Vice President

Dresdner Bank AG, New York and Grand Cayman
Branches, as Lender

By:	/s/ Brian M. Smith

Name: Brian M. Smith
Title: Managing Director

By:	/s/ Thomas R. Brady

Name: Thomas R. Brady
Title: Director

U.S. Bank National Association, as Lender

By:	/s/ Alan Schuler

Name: Alan Schuler
Title: Senior Vice President

Erste Bank, as Lender

By:	/s/ Paul Judicke

Name: Paul Judicke
Title: Director, New York Branch

By:	/s/ Brandon A. Meyerson

Name: Brandon A. Meyerson
Title: Vice President, New York Branch
Del Monte Amendment No.1

Farm Credit Services of America, PCA, as Lender

By:	/s/ Curt Brown

Name: Curt Brown
Title: Vice President

U.S. AgBank, FCB, as Lender

By:	/s/ Greg Somerhalder

Name: Greg Somerhalder
Title: Vice President

Guaranty Bank, as Lender

By:	/s/ Michael Ansolabehere

Name: Michael Ansolabehere
Title: Vice President

Cooperatieve Centrale Raiffeisen-Boerenleenbank
B.A. “Rabobank International” New York Branch, as
Lender

By:	/s/ Jessalyn Peters

Name: Jessalyn Peters
Title: Managing Director

By:	/s/ Rebecca O. Morrow

Name: Rebecca O. Morrow
Title: Executive Director
Del Monte Amendment No.1

General Electric Capital Corporation, as Lender

By:	/s/ Dwayne L. Coker

Name: Dwayne L. Coker
Title: Duly Authorized Signatory
Del Monte Amendment No.1

CONSENT

Dated as of January 20, 2006
          Each of the undersigned, (a) as Guarantor under (i) in the case of each of the undersigned other than Del Monte Food Company (“Holdings”), the Subsidiary Guaranty dated February 8, 2005 (the “Subsidiary Guaranty”) and (i) in the case of Holdings, the Guaranty made by Holdings under Article X of the Credit Agreement (as defined below) (the “DMFC Guaranty”), in each case, in favor of the Secured Parties referred to in the Credit Agreement referred to in the foregoing Amendment (the “Credit Agreement”) and (b) as Grantor under the Security Agreement dated February 8, 2005 (as amended through the date hereof, the “Security Agreement”) to Bank of America, N.A. as Collateral Agent for such Secured Parties, hereby consents to such Amendment and hereby confirms and agrees that (A) notwithstanding the effectiveness of such Amendment, each of (1) in the case of each of the undersigned other than Holdings, the Subsidiary Guaranty and (2) in the case of Holdings, the DMFC Guaranty is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Amendment, each reference in the Subsidiary Guaranty, the DMFC Guaranty or the Security Agreement to the “Credit Agreement”, “thereunder”, “thereof” or words of like import shall mean and be a reference to the Credit Agreement, as amended by such Amendment and (B) the Collateral Documents to which each of the undersigned is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Secured Obligations. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement.

DEL MONTE FOODS COMPANY

By:	/s/ Thomas E. Gibbons

Name:	Thomas E. Gibbons
Title:	Senior Vice President and Treasurer

STAR-KIST SAMOA, INC.

By:	/s/ Thomas E. Gibbons

Name:	Thomas E. Gibbons
Title:	Vice President, Chief Financial Officer and
Treasurer
Del Monte Amendment No.1

MARINE TRADING PACIFIC, INC.

By:	/s/ Thomas E. Gibbons

Name:	Thomas E. Gibbons
Title:	Vice President, Chief Financial Officer and
Treasurer

STAR-KIST MAURITIUS, INC.

By:	/s/ Thomas E. Gibbons

Name:	Thomas E. Gibbons
Title:	Vice President, Chief Financial Officer and
Treasurer.
Del Monte Amendment No.1